Ordinary shares	9 Months Ended
Sep. 30, 2017
Ordinary shares.
Ordinary shares

10. Ordinary shares

Equity Transactions

Concurrent with the CRG credit facility, CRG purchased 429,799 shares of our ordinary shares at a price of $6.98 per share for total proceeds to us of approximately $3.0 million.

We entered into an equity distribution agreement with JMP on April 28, 2017, pursuant to which we may sell, at our option, from time to time, up to an aggregate of $40 million in ordinary shares of the Company through JMP, as sales agent. We will pay JMP a commission equal to 3% of the gross proceeds from the sale of ordinary shares under the ATM Facility. Pursuant to the terms of the equity distribution agreement, we reimbursed JMP for certain out-of-pocket expenses, including the fees and disbursements of counsel to JMP, incurred in connection with establishing the ATM Facility and have provided JMP with customary indemnification rights. During the three months ended September 30, 2017, we sold an aggregate of 10,300 ordinary shares under the ATM Facility for net proceeds of approximately $73,000 and paid fees to JMP of $2,000.

Warrants

During the three months ended September 30, 2017, in connection with the CRG credit facility, we issued warrants with a seven-year term to CRG to purchase 394,289 of our ordinary shares at an exercise price of $7.37. In addition, during the three months ended September 30, 2017, we issued 37,219 ordinary shares pursuant to the exercise of warrants that were previously issued in connection with our retired credit facility.

		Exercise	Expiration	Warrants	Warrants	September 30,
	Classification	Price	Date	Issued	Exercised	2017
Warrants in connection with private equity placement	Liability	$2.50	6/28/2022	7,000,000	—	7,000,000
Warrants in connection with Horizon and Oxford loan agreement	Equity	$2.45	12/28/2026	428,571	(58,291)	370,280
Warrants in connection with CRG loan agreement	Equity	$7.37	7/14/2024	394,289	—	394,289
				7,822,860		7,764,569